Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ZYMEWORKS INC. IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[…***…]”.

CONFIDENTIAL
EXECUTION COPY

THIRD AMENDMENT TO
COLLABORATION AND CROSS LICENSE AGREEMENT

This Third Amendment (the “Amendment”) to the Agreement (as defined below), is entered into as of June 6, 2022 (the “3rd Amendment Effective Date”), DAIICHI SANKYO COMPANY, LIMITED, a corporation organized and existing under the laws of Japan, with its principal business office located at 3-5-1, Nihonbashi honcho, Chuo-ku, Tokyo, 103-8426, Japan (“DS”) and ZYMEWORKS INC., a corporation organized and existing under the laws of British Columbia, having an address at Suite 800, 114 East 4th Avenue, Vancouver, BC, Canada V5T 1G4 (“Zymeworks”). Zymeworks and DS are each referred to individually as a “Party” and together as the “Parties”.

BACKGROUND
A.DS and Zymeworks entered into that certain Collaboration and Cross License Agreement dated September 26, 2016, as amended on September 25, 2018 and July 2, 2021 (the “Agreement”) pursuant to which DS granted certain licenses under the DS Intellectual Property (as defined in the Agreement) and Zymeworks granted certain licenses to DS under the Zymeworks Intellectual Property (as defined in the Agreement).
B.The Parties now desire to amend the Agreement to reflect the Parties’ agreement that to expand the license granted to Zymeworks to include up to six (6) […***…]1 Products (as defined in the Agreement), all as set forth herein.
    NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein below, the sufficiency of which is acknowledged by both Parties, the Parties agree as follows as of the 3rd Amendment Effective Date:
AGREEMENT
1.Definitions. Unless otherwise defined in this Amendment, initially capitalized terms used herein shall have the meanings given to them in the Agreement.
2.Section 2.2.2(a) […***…]2 License. The second sentence of Section 2.2.2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Zymeworks may commercialize up to six (6) […***…]3 Products pursuant to the foregoing license.”
3.No Other Modifications. Except as specifically set forth in this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. No waiver of any obligation under this Amendment shall be effective unless it has been given in writing and signed by the Party giving such waiver. No provision of this Amendment may be amended or modified other than by a written document signed by authorized representatives of each Party.
1 Competitive Information – Commercially Sensitive Terms.
2 Competitive Information – Commercially Sensitive Terms.
3 Competitive Information – Commercially Sensitive Terms.

4.Miscellaneous. This Amendment, together with the Agreement, sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all proposals, oral or written, and all other communications between the Parties with respect to such subject matter. This Amendment may be executed by electronic signature and in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the patent laws of the United States without reference to any rules of conflict of laws. This Amendment was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this Amendment.

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CONFIDENTIAL

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives.

ZYMEWORKS INC.

By: /s/ Ken Galbraith
Name: Ken Galbraith
Title: Chair and CEO

DAIICHI SANKYO COMPANY, LIMITED

By: /s/ Toshinori Agatsuma
Name: Toshinori Agatsuma, Ph.D.
Title: Corporate Officer, Vice President, Oncology Research Laboratories I